Exhibit 99.2

Bank Local. LOCALFIRSTBANK.COM June 21, 2022 First Bancorp Acquisition of GrandSouth Bancorporation

2 IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS Caution Regarding Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding First Bancorp's and GrandSouth Bancorporation's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the combination of First Bancorp (Nasdaq: FBNC) and GrandSouth Bancorporation (OTCQX: GRRB), including future financial and operating results, expected cost savings, expected impact on future earnings, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and you are cautioned not to place undue reliance on any forward-looking statements. We assume no duty to update forward-looking statements. In addition to factors previously disclosed in First Bancorp’s and GrandSouth Bancorporation's reports filed with the Securities and Exchange Commission (“SEC”), the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by GrandSouth Bancorporation’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the First Bancorp and GrandSouth Bancorporation businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Board of Governors of the Federal Reserve and legislative and regulatory actions and reforms. Non-GAAP Measures Statements included in this presentation include non-GAAP (Generally Accepted Accounting Principles) measures and should be read along with First Bancorp’s News Release of April 27, 2022 reporting its operating results as of and for the quarter ended March 31, 2022, and GrandSouth Bancorporation’s News Release of April 18, 2022, both of which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information that allows readers to evaluate the ongoing performance of each company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider each company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of each company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of each company’s results or financial condition as reported under GAAP.

3 ACQUISITION OF GRANDSOUTH BANCORPORATION ‒ Deepens South Carolina franchise in key markets ‒ Adds quality banking talent in multiple markets and business lines ‒ Creates opportunity to leverage product offerings across a scalable client base ‒ Contributes high quality balance sheet and earnings ‒ Transaction terms yield attractive pro forma metrics

4 #3 Deposit Market Share #1 Deposit Market Share #13 Deposit Market Share #7 Deposit Market Share 95 26 40 95 20 77 16 85 Fayetteville Columbia Wilmington Atlanta Greenville Charleston Orangeburg Anderson Source: S&P Global Market Intelligence Data as of or for the three months ended 3/31/22 (1) Core net income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangibles and goodwill impairment (2) Community Bank deposit market share rank in each respective MSA; community bank defined as less than $15 billion assets as of 3/31/22; deposit data as of 6/30/21 ‒ Founded in 1998 in Greenville, SC ‒ Branch-light commercial model operating in high-growth markets ‒ Operates a specialty floor plan lending business with presence across the Southeast and Midwest (CarBucks) OVERVIEW OF GRANDSOUTH BANCORPORATION Franchise Highlights $1.3B Assets $1.1B Deposits 1.35% Core ROAA (1) $0.9B Loans 1.49% Reserves / Loans 0.26% NPAs / Assets 17.3% Core ROATCE (1) 7.5% TCE / TA Summary Balance Sheet Information MRQ Profitability Highlights Asset Quality & Capital 84% Loans / Deposits 4.42% NIM GRRB Branch (8) Myrtle Beach Charlotte Florence Spartanburg Augusta Athens Ideal South Carolina Footprint (2) Greenville Columbia Orangeburg Charleston

5 Market Highlights & Employers Source: S&P Global Market Intelligence; demographic data as of 6/30/21 SOUTH CAROLINA’S BEST MARKETS Overview of Key GrandSouth Markets MSA Market Demographics • South Carolina’s most populous MSA • Ranked 7th on “Where the Jobs will be in 2020” by Forbes • Ranked #2 best city in America to start a business by Xome • Ranked #6 best small city in the US by Condé Nast Traveler • Home to large corporations, including BMW, Michelin, GE, and IBM • Thriving, high-growth market supported by both industrial & tourism o Ranked #1 best small city in the US by Condé Nast Traveler • Key transportation hub with access to major interstates and large ports o Home to SC Ports Authority – the 6th busiest port in the US • Home to Boeing, Volvo, Mercedes, and Google • State capital & home to University of South Carolina & Fort Jackson • Ranked #4 city in the US for attracting millennials in 2019 by SmartAsset • Announced or active development activity in excess of $1B since Jan 2020 • Stable economy supported by government & education provides low historical unemployment levels Greenville MSA Charleston MSA Columbia MSA ‘22 –‘27 Proj. Population Growth (%) ‘22 –‘27 Proj. Household Income Growth (%) Proj. ‘27 Household Income ($000s) 3.5% 5.1% 2.6% 11.2% 15.1% 9.0% $72.1 $89.9 $67.3 Orangeburg, SC MSA Greenville, SC MSA Columbia, SC MSA Charleston, SC MSA CAE CAE CAE CHS CHS CHS GSP GSP GSP GRRB Branch (8) Columbia Charleston Greenville Rock Hill Orangeburg 20 26 77 95

PARTNERING WITH A PREMIER SOUTH CAROLINA BANK

FIRST BANCORP GrandSouth BANCORPORATION

A Strategic Partnership...

- Accelerating our South Carolina expansion
  - Builds presence in South Carolina's three key markets
- Capitalizes on scarcity value of true community banks in the Carolinas
  - One of three SC-based banks with presence in Charleston, Greenville and Columbia
- Top-level talent will drive further expansion opportunities in South Carolina
  - GrandSouth's senior bankers have prior experience at larger southeast regional banks
  - Average over 20 years of experience in these key markets
- Conservative loan portfolio with history of strong asset quality
- Efficient and profitable business model

...With a Top Performer [1]

Core ROAA [2] (%)


0.37% Bank 7
0.55% Bank 9
0.56% Bank 5
0.70% Bank 8
0.78% Bank 12
0.78% Bank 10
0.80% Bank 6
0.80% Bank 2
0.84% Bank 11
0.87% Bank 4
0.94% Bank 3
1.08% Bank 1
1.35% GRRB

#1

Deposits / Branch ($mm)


$29.8 Bank 9
$49.6 Bank 10
$56.8 Bank 12
$62.6 Bank 5
$68.1 Bank 4
$69.8 Bank 7
$101.8 Bank 8
$101.9 Bank 2
$105.1 Bank 6
$120.8 Bank 11
$138.6 GRRB
$148.9 Bank 3
$225.7 Bank 1

#3

Net Interest Margin (%)


2.17% Bank 2
2.47% Bank 9
2.59% Bank 11
2.60% Bank 5
2.87% Bank 4
3.00% Bank 12
3.01% Bank 8
3.05% Bank 3
3.08% Bank 7
3.22% Bank 6
3.33% Bank 1
3.34% Bank 10
4.42% GRRB

#1

5-Year Asset CAGR (%)


2.4% Bank 12
8.9% Bank 5
9.2% Bank 11
10.2% Bank 2
12.5% Bank 4
14.0% Bank 9
15.4% Bank 10
15.9% Bank 1
17.5% GRRB
17.8% Bank 7
21.4% Bank 8
21.8% Bank 6
31.0% Bank 3

#5

Source: S&P Global Market Intelligence; Data as of or for the three months ended 3/31/22; Deposit data as of 6/30/21

(1) Includes all exchange-traded banks with total assets greater than $500 million headquartered in South Carolina; bank numbers ordered by asset size

(2) Core net income excludes extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangibles and goodwill impairment

6

OUR COMBINED COMPANY

FIRST BANCORP GrandSouth BANCORPORATION


Winston-Salem
Greensboro
Raleigh
Asheville
Charlotte
North Carolina
Greenville
Morehead City
Columbia
Wilmington
South Carolina
Myrtle Beach
Charleston
77
85
95
20
GRRB (8)
FBNC (108)

Deposits by State


SC
13%
Pro
Forma
NC
87%

Pro Forma Highlights (1)

Assets	$11.9 billion
Loans	$7.0 billion
Deposits	$10.5 billion
Market Capitalization	$1.4 billion
Employees	1,395
Major Carolinas' MSAs Served	10 of 10
Percent of Carolinas' Population Served	61%

- ✓ ***Accelerates our South Carolina expansion efforts***
- ✓ ***Adds presence in high-growth, desirable markets***
- ✓ ***GrandSouth is a high-quality, commercially focused franchise***
- ✓ ***Attractive financial impact***

(1) Based on:
- Assets, Loans, Deposits, and number of employees as of 3/31/22
- Market capitalization as of 6/17/22
- Major Carolina MSAs Served measured by combined deposit presence in all MSAs in North Carolina and South Carolina with 2022 populations greater than 500,000
- Percent of Carolinas' Population Served measured by the population sum of all counties with a Pro Forma deposit presence divided by the population sum of all counties in the Carolinas

7

8 TRANSACTION TERMS (1) Based on FBNC’s closing price of $34.54 as of 6/17/22 (2) Based upon the price per share, 5,492,370 common shares of GRRB (inclusive of 282,828 Series A convertible preferred shares) as of 3/31/22, and 640,483 outstanding stock options with weighted average exercise price of $18.22 (3) Based on GRRB’s reported tangible book value per share of $17.46 as of 3/31/22, adjusted for conversion of Series A convertible preferred equity into common equity Buyer ‒ First Bancorp (Nasdaq: FBNC) Price Per Share ‒ $31.43 (1) Seller ‒ GrandSouth Bancorporation (OTCQX: GRRB) Consideration ‒ 100% Stock; 0.910x fixed exchange ratio Aggregate Deal Value ‒ $181 million (2) Pro Forma Ownership ‒ FBNC: 87% / GRRB: 13% Leadership & Governance ‒ 2 GRRB Board Members will join the Board of FBNC ‒ James B. Schwiers to serve as President – South Carolina Banking Required Approvals ‒ GRRB shareholder votes and customary regulatory approvals Expected Closing ‒ 4th Quarter 2022 / 1st Quarter 2023 Transaction Multiples ‒ 1.80x tangible book value (3) ‒ 6.9x LTM EPS plus fully realized cost savings

KEY TRANSACTION METRICS AND ASSUMPTIONS

FIRST BANCORP GrandSouth BANCORPORATION

Key Assumptions [1]

- FBNC net income per consensus estimates; GrandSouth net income per internal budget
- Gross loan credit mark of $14.5 million or 1.5% of GRRB loans
  - PCD loan credit mark: $4.3 million (recorded as ACL)
  - Non-PCD loan credit mark: $10.1 million, accreted to income over life of loans
- One-time restructuring charges of $15 million after-tax
- 30% cost savings, 75% realized in 2023 and 100% thereafter
- Core deposit intangible of 2.00% of non-time deposits, amortized using sum-of-the-years digits method over 7 years

Estimated Transaction Metrics

Key Transaction Impacts to FBNC

Fully-Phased EPS Accretion	**High single-digits**
Initial Tangible Book Value Dilution	**Mid single-digits**
Tangible Book Value Earnback	**~3 years**

Pro Forma Capital Ratios at Close [2]

TCE / TA	**7.7%**
Leverage Ratio	**9.9%**
CET1 Ratio	**13.0%**
Tier 1 Ratio	**13.8%**
Total Risk Based Capital Ratio	**15.1%**

(1) Preliminary estimates – subject to change
(2) Pro forma capital ratios shown at the holding company level

9

10 ADDITIONAL INFORMATION Additional Information About the Proposed Transaction and Where to Find It This communication is being made in respect of the proposed transaction involving First Bancorp and GrandSouth Bancorporation. This material is not a solicitation of any vote or approval by the shareholders of GrandSouth Bancorporation and is not a substitute for the proxy statement/prospectus or any other documents which GrandSouth Bancorporation may send to its shareholders in connection with the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. In connection with the proposed transaction, First Bancorp intends to file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of GrandSouth Bancorporation and a prospectus of First Bancorp, as well as other relevant documents concerning the proposed transaction. Investors and security holders are also urged to carefully review and consider each of First Bancorp’s and GrandSouth Bancorporation’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. GrandSouth Bancorporation will mail the proxy statement/prospectus to its respective shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS OF GRANDSOUTH BANCORPORATION ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about First Bancorp and GrandSouth Bancorporation at the SEC’s website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by First Bancorp on its website at www.localfirstbank.com and by GrandSouth Bancorporation at www.grandsouth.com. GrandSouth Bancorporation and certain of its directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of GrandSouth Bancorporation’s shareholders in connection with the proposed transaction. Information about the directors and executive officers of GrandSouth Bancorporation and their ownership of GrandSouth Bancorporation’s common stock is set forth in the proxy statement for GrandSouth Bancorporation’s 2022 Annual Meeting of Shareholders, as filed with the SEC on a Schedule 14A on April 11, 2022. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.